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                                                                    EXHIBIT 99.3

                        MERISTAR HOTELS & RESORTS, INC.

                     International Holder Subscription Form


IMPORTANT: THE NUMBER OF RIGHTS THAT MAY BE EXERCISED PURSUANT TO THE SUBSCRIPTION PRIVILEGE BY THE PERSON WHOSE NAME APPEARS ON THE LABEL AFFIXED TO THIS FORM IS THE NUMBER INDICATED IN THE TOP RIGHT-HAND CORNER OF THE LABEL.

RIGHTHOLDERS MAY USE THIS FORM TO EXERCISE RIGHTS (THE "RIGHTS") TO PURCHASE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF MERISTAR HOTELS & RESORTS, INC. ("COMMON STOCK"). THE RIGHTS ARE VOID IF NOT EXERCISED BEFORE THE EXPIRATION DATE. THE RIGHTS ARE NON-TRANSFERABLE AND ENTITLE ONLY A RIGHTHOLDER (BUT NOT A SUBSEQUENT TRANSFEREE OF THE REIT COMMON STOCK OR REIT OP UNITS HELD BY SUCH RIGHTHOLDER ON THE RECORD DATE) TO PURCHASE SHARES OF COMMON STOCK AT THE SUBSCRIPTION PRICE. THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING, THE RIGHTS AND THIS INTERNATIONAL HOLDER SUBSCRIPTION FORM ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED [-------------] (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT, AT [----------------].

EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises Rights to subscribe for shares of MeriStar Hotels & Resorts, Inc. Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(a) Number of Rights exercised/shares of Common Stock subscribed for pursuant to the Subscription Privilege (including fractions):_______________________

(b) Total Subscription Price (number of Rights exercised/shares of Common Stock subscribed for pursuant to the Subscription Privilege multiplied by the
                                                      -------------
Subscription Price):_____________________(1)

METHOD OF PAYMENT (CHECK ONE)

     [   ]  CHECK OR BANK DRAFT DRAWN ON A U.S. BANK OR MONEY ORDER PAYABLE TO
     [-------------], AS SUBSCRIPTION AGENT.

     [   ]  WIRE TRANSFER DIRECTED TO THE ACCOUNT MAINTAINED BY THE SUBSCRIPTION
     AGENT AT ______________________________________.
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(1)  If the amount enclosed or transmitted is not sufficient to pay the
Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the amount enclosed or transmitted exceeds the Subscription Price for all shares purchased pursuant to the Subscription Privilege (the "Subscription Excess"), the Subscription Excess will be returned without interest or deduction.

ANY PERSON LOCATED IN THE UNITED KINGDOM WHO IS NOT A PERSON WHOSE ORDINARY BUSINESS IS TO BUY OR SELL SHARES OR DEBENTURES, WHETHER AS PRINCIPAL OR AGENT REPRESENTS, BY SIGNING BELOW, THAT ANY SHARES OF MERISTAR HOTELS & RESORTS, INC. COMMON STOCK PURCHASED UPON THE EXERCISE OF RIGHTS ARE BEING PURCHASED WITH A VIEW TO HOLDING SUCH SHARES AS AN INVESTMENT AND WITHOUT ANY INTENTION TO RESELL SUCH SHARES.

ALL RIGHTHOLDERS MUST SIGN BELOW AND ENCLOSE A DULY COMPLETED FORM W-9.

Signature of Rightholder:_______________________________
                      Name:

Dated:_____________________

Telephone Number: (   )__________________

Tax Identification or Social Security No.:_______________

A duly completed Form W-9 must be signed by the registered holder(s) exactly as name(s) appear(s) on this International Holder Subscription Form. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary capacity, please provide the following information. See Instructions.

Name(s):  __________________________

Capacity: __________________________

Dated:    __________________________

Address:  __________________________
          __________________________
          __________________________
          __________________________
               (Including Zip Code)